EXHIBIT 99.6
                                  SCHEDULE "F"

THE WARRANTS OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES
COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED. THE WARRANTS MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH WARRANTS ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE WARRANTS IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE WARRANTS  EVIDENCED  HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M.  (TORONTO
TIME) ON OCTOBER 18, 2006, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

                                                             Certificate No. PWo


                          WAVERIDER COMMUNICATIONS INC.
                              A Nevada Corporation

                       Dated this 19th day of October, 2001


                 WARRANT CERTIFICATE TO PURCHASE o COMMON SHARES


THIS CERTIFIES that, for value received  ____________________________________ or registered assigns ("Warrantholder") is entitled to purchase from WAVERIDER COMMUNICATIONS INC., a Nevada corporation (the "Company"), at any time from the date of issuance and during the period (the "Exercise Period") expiring on October 18, 2006 (the "Expiration Date") unless extended, the number of fully paid and non-assessable shares shown above of the Company's common stock $0.001 par value (the "Common Shares"), in the manner stated below, at the purchase price per share of $0.50 (the "Exercise Price").

EXERCISE. This Warrant may be exercised in whole or in part at any time during the Exercise Period for a whole number of Common Shares by surrendering this certificate with the Exercise Form attached hereto duly completed to the Company or any successor at its principal executive offices and by paying in full the Exercise Price for all Common Shares being purchased, together with all transfer taxes and other governmental charges due, if any. Payment shall be made in lawful money of the United States of America, in cash or by bank check, cashier's cheque, certified cheque or postal or express money order made payable to the order of the Company. Upon partial exercise hereof, a new Warrant of like tenor shall be issued to the Warrantholder evidencing the number of Common Shares not purchased. No fractional shares or scrip certificate evidencing fractional shares will be issued upon exercise hereof, nor will any cash be paid in lieu of any fractional share not issued.

CASHLESS EXERCISE. Notwithstanding anything to the contrary contained in this Warrant certificate, this Warrant may be exercised in whole or in part at any time during the Exercise Period for a whole number of Common Shares by surrendering this certificate with the Exercise Form attached hereto duly completed to the Company or any successor at its principal executive offices with a written notice of the Warrantholder's intention to effect a cashless exercise, including a calculation of the number of Common Shares to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Warrantholder shall surrender this certificate for that number of Common Shares determined by multiplying the number of Common Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the average closing price of the Common Shares on the NASDAQ National Market System for the five (5) trading days prior to the Cashless Exercise (the "Market Price") and the Exercise Price, and the denominator of which shall be the Market Price.

Should the Common Shares not be listed on the NASDAQ National Market System at the time of a Cashless Exercise, then the number of Common Shares should be determined with reference to the principal stock exchange on which the Common Shares are listed, or, if the Common Shares are not listed on any stock exchange, on such over-the-counter market on which the Common Shares are then quoted for trading, or if the Common Share are not quoted on any over-the-counter market, the number of Common Shares shall be determined by the board of directors of the Company, whose determination, absent manifest error, shall be conclusive.

ASSIGNMENT. This Warrant may be assigned or transferred by the Warrantholder or by his attorney duly authorized in writing, in whole or in part, at the offices of the Company with the Transfer Form attached hereto duly completed, upon payment of the applicable transfer fee and any transfer tax or other governmental charges due, if any. Upon any such assignment or transfer, a new Warrant certificate or certificates of like tenor and representing in the aggregate the right to purchase a like number of Common Shares, subject to any adjustments made in accordance with the provisions of the Warrant terms, will be issued in accordance with the Warrantholder's lawful instructions.

EXCHANGE. This Warrant certificate may at any time be exchanged for one or more Warrant certificates of like tenor and representing in the aggregate the right to purchase a like number of Common Shares, subject to any adjustments made in accordance with the provisions of the Warrant terms, upon presentation therefor at the offices of the Company and upon payment of the requisite fees.

TRANSFER AND ASSIGNMENT FEES. Whenever this Warrant certificate is exercised for Common Shares, is assigned or transferred or is exchanged for one or more like certificates, there shall be paid to the Company therewith a fee for every Warrant certificate or Common Share certificate to be issued, in accordance with the Company's fee schedule.

STATUS OF HOLDER. The Company may deem and treat the registered holder of this Warrant certificate as the absolute owner hereof for all purposes, notwithstanding any notation of ownership or other writing made hereon by any person, and the Company shall not be affected by any notice to the contrary. No registered holder of Warrants, as such, shall have any rights as a shareholder of the Company, either at law or at equity, and the rights of each such registered holder, as such, are limited to those expressly provided in this certificate.

ADJUSTMENTS. Subject to adjustments upon the occurrence of a Consolidation Event (as such term is defined below) as set out below, the Exercise Price is subject to adjustment if the Company effects any stock split or combination (reverse stock split) or recapitalization with respect to the Common Shares and in certain other circumstances. Any adjustment of the Exercise Price will result in a corresponding adjustment of the number of Common Shares purchasable hereunder. Further, the Exercise Price may be reduced, irrespective of whether a stock split, combination or other adjustment is effected, and the Expiration Date may be extended from time to time for an indefinite period at the Company's discretion upon giving at least two days' notice thereof to registered holders of the Warrants.

ADJUSTMENT UPON CONSOLIDATION EVENT. If during the Exercise Period there is any reduction in the number of issued and outstanding Common Shares resulting from an alteration to the share capital of the Company by any corporate means, including a combination or consolidation, or a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company and another corporation or other entity (a "Consolidation Event") then the Exercise Price and the number of Common Shares issuable upon exercise of each whole Warrant shall be adjusted following the fifth trading day after such Consolidation Event as follows:

         (a) the Exercise Price shall be equal to the product of (a) the Exercise Price prior to such Consolidation Event multiplied by
                  (b) the quotient obtained by dividing (i) the average closing price of the Common Shares on the NASDAQ National Market System for the five (5) trading days following the Consolidation Event (the "Post-Consolidation Event Market Price") by (ii) the average closing price of the Common Shares on the NASDAQ National Market System or such other principal stock exchange or quotation systems of which the Common Shares are listed for the five (5) trading days prior to the
                  Consolidation Event (the "Pre-Consolidation Event Market Price"); and

         (b) the number of Common Shares issuable upon the exercise of each whole Warrant shall be equal to (i) the Pre-Consolidation Event Market Price divided by (ii) the Post-Consolidation Event Market Price.

Should the Common Shares not be listed on the NASDAQ National Market System at the time of a Consolidation Event, then the Exercise Price should be determined with reference to the principal stock exchange on which the Common Shares are listed, or, if the Common Shares are not listed on any stock exchange, on such over-the-counter market on which the Common Shares are then quoted for trading, or if the Common Share are not quoted on any over-the-counter market, the Exercise Price shall be determined by the board of directors of the Company, whose determination, absent manifest error, shall be conclusive.

REGISTRATION OF FORM S-3. The Company shall, as soon as practicable after the earlier of (i) the closing of the Company's rights offering pursuant to the registration statement initially filed by the Company on September 25, 2001 and
(ii) three months following the date hereof, prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-3 to permit a public offering and resale of the Common Shares issuable upon exercise of this Warrant (the "Registrable Securities") under the Securities Act of 1933, as amended, (the "Securities Act"). Subject to receipt of necessary information from the Warrantholder, the Company will use commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission and to remain effective until the Registrable Securities may be sold under Rule 144 of the Securities Act without limitation. To the extent not unlawful, the Company will pay all expenses of the registration of the Registrable Securities pursuant to this section.

COOPERATION BY THE HOLDER. The Warrantholder shall furnish the Company in writing such information as the Company may reasonably require and shall cooperate with the Company in connection with the preparation, filing and maintenance of the Registration Statement. The Warrantholder will not, until further notice, effect sales of Registrable Securities under the Registration Statement after receipt of notice from the Company to suspend sales to permit the Company to correct or update the Registration Statement or prospectus. The Warrantholder shall deliver a prospectus in accordance with the provisions of the Securities Act and all applicable rules in connection of each sale under the Registration Statement and will notify the Company when it has sold all of its Registrable Securities.

         Time shall be of the essence hereof. This Warrant certificate shall be governed by and construed in accordance with the laws in force in the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract.

         All dollar amounts herein are expressed in lawful money of the United States of America.

         IN WITNESS WHEREOF, the Company has executed this Warrant certificate.

                                       WAVERIDER COMMUNICATIONS INC.



                                       Per:
                                            -----------------------------------

                                  EXERCISE FORM

______________________________________________________  (Print  or type  name of registered warrant holder) (the "Holder") hereby irrevocably elects to purchase __________ Common shares $0.001 par value (the "Purchased Shares") of WAVERIDER COMMUNICATIONS INC. (the "Company") and tenders herewith US$____________ per share for each of the Purchased Shares in cash or by bank check, cashier's cheque, certified cheque or postal or express money order. The Holder hereby undertakes to pay to the Company any and all transfer taxes and other governmental charges due, if any, in respect of this purchase of shares. The Holder hereby directs the Company to issue the Purchased Shares in the name of and to deliver one or more certificates representing the Purchased Shares to .


DATED: ___________________.

If the Holder is an individual:

SIGNED, SEALED and DELIVERED by     )
the Holder in the presence of       )
                                    )
                                    )    ______________________________________
Name                                )    Signature of Holder
                                    )
                                    )
Address                             )
                                    )
                                    )


If the Holder is a corporation or partnership:

                                    __________________________________________
                                    Print Name of Holder

                                    Per:  ____________________________________
                                          Authorized Signatory

                                    __________________________________________
                                    Print Full Name of Authorized Signatory


NOTICE: The signature of the Holder on this exercise form must correspond with the name of the holder as written upon the face of this certificate in every particular without alteration or enlargement or any change whatsoever.

                                  TRANSFER FORM

         FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto:

          ______________________________________________________of
          Print or type name of transferee

          ------------------------------------------------------

          ------------------------------------------------------

          ------------------------------------------------------
          Print or type address of transferee

_________________ ___________________________ _ Warrants represented by the within Warrant certificate and does hereby irrevocably constitute and appoint ____________________________________________ his/her/its attorney to transfer the said warrants on the books of the Company with full power of substitution in the premises.

DATED: __________________.


If the transferor is an individual:

SIGNED, SEALED and DELIVERED by          )
the Holder in the presence of            )
                                         )
                                         )    _________________________________
Name                                     )    Signature of Holder
                                         )
                                         )
Address                                  )
                                         )
                                         )

If the transferor is a corporation or partnership:

                                         ______________________________________
                                         Print Name of Transferor

                                         Per:  ________________________________
                                               Authorized Signatory

                                         ______________________________________
                                         Print Full Name of Authorized Signatory

NOTICE: The signature of the transferor on this transfer form must correspond with the name of the holder as written upon the face of this certificate in every particular without alteration or enlargement or any change whatsoever.